EXHIBIT 23.2



                         INDEPENDENT AUDITORS' CONSENT

The Board of Directors
CorVu Corporation:

We consent to the use of our report dated December 3, 1999, except as to notes 4, 11 and 13 which are as of December 16, 1999 incorporated by reference in this Form S-8.


                                                            /s/ KPMG LLP



Minneapolis, Minnesota
August 14, 2000